UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 4, 2008

DemandTec, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33634	94-3344761
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Circle Star Way, Suite 200, San Carlos, California		94070
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 226-4600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 29, 2008, Daniel R. Fishback, President and Chief Executive Officer of DemandTec, Inc. (the "Company"), and Mark A. Culhane, the Company’s Executive Vice President and Chief Financial Officer, each entered into a written stock sales plan in accordance with the guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company’s policies regarding securities transactions. Rule 10b5-1 allows corporate officers and directors to adopt written, pre-arranged stock trading plans when they do not have material, non-public information. Under these plans, insiders can gradually diversify their investment portfolios and can avoid concerns about whether they had material, non-public information when they sold stock. All transactions under the plans will be disclosed publicly through required Form 4 and Form 144 filings with the Securities and Exchange Commission (the "SEC").

Under Mr. Fishback’s plan, he will sell up to 480,000 shares of the Company's Common Stock ("Common Stock") to be issued upon the exercise of outstanding stock options, up to 80,000 shares of Common Stock to be issued upon settlement of outstanding performance-based restricted stock units ("PSUs"), up to 24,000 shares of Common Stock held by him as Trustee of the Anne Fishback Irrevocable Trust dated April 13, 2007, and up to 24,000 shares of Common Stock held by him as Trustee of the Megan Fishback Irrevocable Trust dated April 13, 2007, commencing in January 2009. The plan is scheduled to terminate in January 2010, unless terminated earlier. The number of shares to be sold under the plan and the timing of such sales will depend on factors, including the prevailing market price and trading volume of the Common Stock, as well as the number of shares actually issued upon settlement of the PSUs. The sales plan previously entered into by Mr. Fishback on October 31, 2007, which was disclosed on a Current Report on Form 8-K filed with the SEC on November 6, 2007, will terminate immediately prior to the effectiveness of the new sales plan, unless terminated earlier.

Under Mr. Culhane’s plan, he will sell up to 180,000 shares of Common Stock currently outstanding or to be issued upon the exercise of outstanding stock options, and up to 43,750 shares of Common Stock to be issued upon settlement of outstanding PSUs, commencing in February 2009. The plan is scheduled to terminate in January 2010, unless terminated earlier. The number of shares to be sold under the plan and the timing of such sales will depend on factors, including the prevailing market price and trading volume of the Common Stock, as well as the number of shares actually issued upon settlement of the PSUs. The sales plan previously entered into by Mr. Culhane on October 31, 2007, which was disclosed on a Current Report on Form 8-K filed with the SEC on November 6, 2007, will terminate immediately prior to the effectiveness of the new sales plan, unless terminated earlier.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DemandTec, Inc.

November 4, 2008	By:	/s/ Michael J. McAdam

Name: Michael J. McAdam
Title: General Counsel and Secretary